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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                         Date of Report: June 18, 1999


                         INTERSTATE HOTELS CORPORATION
                                Foster Plaza Ten
                               680 Andersen Drive
                         Pittsburgh, Pennsylvania 15220
                                 (412)937-0600


       Maryland                     0-26253                      75-2767215
(State of Incorporation)         (SEC File No.)                (IRS Employer
                                                             Identification No.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 18, 1999, Interstate Hotels Corporation (the "Company") completed the previously announced sale of substantially all of its equity interests in The Charles Hotel Complex, a hotel, retail and office complex located in Cambridge, Massachusetts (the "Complex") to F&H GP Corporation. The Company sold a 1% general partnership interest and an 89.9% limited partnership interest in Intercarp Limited Partnership, which is a general partner of the managing partner of the partnership that owns the Complex, as well as the holder of limited partnership interests in such owner. The purchase price totaled $19.25 million, consisting of $13.5 million in cash and $5.5 million in the form of a secured non-recourse promissory note. The Company retained its interest as the sole general partner of Cambridge Hotel Associates, the manager of The Charles Hotel. Information which gives the pro forma effect of the sale was previously reported in the Company's Form S-1 Registration Statement, effective June 8, 1999.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.              DESCRIPTION
-----------              -----------
   2.1    Asset Purchase Agreement, dated as of May 7, 1999, by and among
          IHC/Chaz Corporation, PAH-Management Corporation and F&H Realty, LLC.

   2.2    Instrument of Assignment and Assumption, dated June 18, 1999, made by
          IHC/Chaz Corporation and PAH-Management Corporation in favor of Interstate Hotels, LLC.

   2.3    Instrument of Assignment and Assumption, dated June 18, 1999, made by
          F&H Realty, LLC in favor of F&H GP Corporation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               INTERSTATE HOTELS CORPORATION

Date: July 6, 1999

                                               By: /s/ J. William Richardson
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                                                   J. William Richardson
                                                   Vice Chairman and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)


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                               INDEX TO EXHIBITS

EXHIBIT NO.              DESCRIPTION
-----------              -----------
   2.1    Asset Purchase Agreement, dated as of May 7, 1999, by and among
          IHC/Chaz Corporation, PAH-Management Corporation and F&H Realty, LLC.

   2.2    Instrument of Assignment and Assumption, dated June 18, 1999, made by
          IHC/Chaz Corporation and PAH-Management Corporation in favor of Interstate Hotels, LLC.

   2.3    Instrument of Assignment and Assumption, dated June 18, 1999, made by
          F&H Realty, LLC in favor of F&H GP Corporation.